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                                                                      Exhibit 24




                               Powers of Attorney

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                                POWER OF ATTORNEY

     The undersigned Chairman of the Board of Trustees of The Town and Country Trust (the "Trust"), a Maryland real estate investment trust, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the Trust's fiscal year ended December 31, 1998, hereby constitutes and appoints HARVEY SCHULWEIS and JAMES H. BERICK, and each of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for the undersigned and in my name, place and stead, as Trustee of said Trust, said Annual Report and any and all amendments and exhibits thereto, and any and all applications and documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report, with full power and authority to do and perform any and all acts and things whatsoever requisite, necessary or advisable to be done in the premises, as fully and for all intents and purposes as the undersigned could do if personally present, hereby approving the acts of said attorney, and any such substitute.

     IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of February, 1999.

                                       /s/ Alfred Lerner
                                       -----------------------------------------
                                       Alfred Lerner
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                                POWER OF ATTORNEY

     The undersigned Trustee of The Town and Country Trust (the "Trust"), a Maryland real estate investment trust, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the Trust's fiscal year ended December 31, 1998, hereby constitutes and appoints ALFRED LERNER, HARVEY SCHULWEIS and JAMES H. BERICK, and each of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for the undersigned and in my name, place and stead, as Trustee of said Trust, said Annual Report and any and all amendments and exhibits thereto, and any and all applications and documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report, with full power and authority to do and perform any and all acts and things whatsoever requisite, necessary or advisable to be done in the premises, as fully and for all intents and purposes as the undersigned could do if personally present, hereby approving the acts of said attorney, and any such substitute.

     IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of February, 1999.

                                       /s/ H. Grant Hathaway
                                       -----------------------------------------
                                       H. Grant Hathaway
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                                POWER OF ATTORNEY

     The undersigned Trustee of The Town and Country Trust (the "Trust"), a Maryland real estate investment trust, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the Trust's fiscal year ended December 31, 1998, hereby constitutes and appoints ALFRED LERNER and HARVEY SCHULWEIS, and each of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for the undersigned and in my name, place and stead, as Trustee of said Trust, said Annual Report and any and all amendments and exhibits thereto, and any and all applications and documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report, with full power and authority to do and perform any and all acts and things whatsoever requisite, necessary or advisable to be done in the premises, as fully and for all intents and purposes as the undersigned could do if personally present, hereby approving the acts of said attorney, and any such substitute.

     IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of February, 1999.

                                       /s/ James H. Berick
                                       -----------------------------------------
                                       James H. Berick
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                                POWER OF ATTORNEY

     The undersigned Trustee of The Town and Country Trust (the "Trust"), a Maryland real estate investment trust, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the Trust's fiscal year ended December 31, 1998, hereby constitutes and appoints ALFRED LERNER, HARVEY SCHULWEIS and JAMES H. BERICK, and each of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for the undersigned and in my name, place and stead, as Trustee of said Trust, said Annual Report and any and all amendments and exhibits thereto, and any and all applications and documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report, with full power and authority to do and perform any and all acts and things whatsoever requisite, necessary or advisable to be done in the premises, as fully and for all intents and purposes as the undersigned could do if personally present, hereby approving the acts of said attorney, and any such substitute.

     IN WITNESS WHEREOF, I have hereunto set my hand this 26th day of February, 1999.

                                       /s/ Milton A. Wolf
                                       -----------------------------------------
                                       Milton A. Wolf